EXHIBIT 10.27

Execution Copy

SECURITY AGREEMENT

          THIS SECURITY AGREEMENT (as it may be amended or modified from time to time, this “Security Agreement”) is entered into as of November 17, 2005 by and among Caraco Pharmaceutical Laboratories, Ltd., a Michigan corporation (the “Borrower”) and JPMorgan Chase Bank, N.A., a national banking association (the “Lender”).

PRELIMINARY STATEMENTS

          A. The Borrower and the Lender are parties to a Credit Agreement dated as of the date hereof (as amended or modified from time to time, the “Credit Agreement”).

          B. The Borrower has agreed grant a first-priority security interest (subject to Liens permitted by the Credit Agreement) to the Lender in and to the collateral described herein and to execute this Security Agreement.

          C. The Borrower has determined that it is to its benefit and in its financial interest to execute this Security Agreement, and is entering into this Security Agreement in order to induce the Lender to extend credit to the Borrower and to secure the Secured Obligations.

          ACCORDINGLY, the Borrower and the Lender hereby agree as follows:

ARTICLE I
DEFINITIONS

          1.1.  Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

          1.2.  Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

          1.3.  Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

          “Account Debtor” shall have the meaning set forth in Article 9 of the UCC.

          “Accounts” shall have the meaning set forth in Article 9 of the UCC.

          “Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

          “Collateral” shall have the meaning set forth in Article II.

          “Collateral Access Agreement” means any landlord waiver or other agreement between the Lender and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of the Borrower for any real property where any Collateral is located, which agreement shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Lender, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.

          “Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

          “Control Agreement” means a control agreement, in form and substance satisfactory to the Lender, pursuant to which the Lender is granted Control over a Deposit Account.

          “Control Account” means a Deposit Account subject to a Control Agreement.

          “Default” means an event described in Section 5.1.

          “Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.

          “Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

          “Inventory” shall have the meaning set forth in Article 9 of the UCC.

          “Permitted Liens” means Liens that are permitted by the Credit Agreement.

          “Receivables” means the Accounts and all proceeds of the Accounts and/or of Inventory, including without limitation all proceeds that are cash, instruments, supporting obligations and any other rights or claims to receive money which are general intangibles or which are otherwise included as Collateral.

          “Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

          “Secured Obligations” is defined in the Credit Agreement.

          “UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of Michigan or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Lender’s Lien on any Collateral.

          The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II
GRANT OF SECURITY INTEREST

          The Borrower hereby pledges, assigns and grants to the Lender a security interest in all of its right, title and interest in, to and under all of the following assets described in clauses (i), (ii) and (iii) below, whether now owned by or owing to, or hereafter acquired by or arising in favor of the Borrower (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, the Borrower, and regardless of where located (all of which will be collectively referred to as the “Collateral”):

          (i) all Receivables;

          (ii) all Inventory; and

          (iii) all proceeds, insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and all Deposit Accounts in which any of the foregoing is deposited;

to secure the prompt and complete payment and performance of the Secured Obligations.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants to the Lender that:

          3.1.     Title, Perfection and Priority. The Borrower has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Lender the security interest in such Collateral pursuant hereto. When financing statements fulfilling the requirement of the UCC and the applicable filing office have been filed in and the applicable fees paid to the appropriate offices against the Borrower in the locations listed on Exhibit C, the Lender will have a fully perfected first priority security interest in that Collateral of the Borrower in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1(e).

          3.2.     Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of The Borrower, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.

          3.3.     Principal Location. The Borrower’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A; The Borrower has no other places of business except those set forth in Exhibit A.

          3.4.     Collateral Locations. All of the Borrower’s locations where Collateral is located are listed on Exhibit A. All of said locations are owned by the Borrower except for locations (i) which are leased by the Borrower as lessee and designated in Part VII(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A.

          3.5.     Deposit Accounts. All of the Borrower’s Deposit Accounts are listed on Part I of Exhibit B.

          3.6.     Exact Names. The Borrower’s name in which it has executed this Security Agreement is the exact name as it appears in the Borrower’s organizational documents, as amended, as filed with the Borrower’s jurisdiction of organization. The Borrower has not, during the past five years, been known by or used any other corporate or fictitious name.

          3.7.     Accounts. The names of the obligors, amounts owing, due dates and other information with respect to its Accounts are and will be correctly stated in all records of the Borrower relating thereto and in all invoices and reports with respect thereto furnished to the Lender by the Borrower from time to time. As of the time when each Account arises, the Borrower shall be deemed to have represented and warranted that such Account and all records relating thereto, are genuine and in all respects what they purport to be.

          3.8.     Inventory. With respect to any of its Inventory, (a) such Inventory (other than Inventory in transit) is located at one of the locations set forth on Exhibit A designated as a location of Collateral for the Borrower, (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), and (c) the Borrower has good and indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Lender and except for Permitted Liens.

          3.9.     No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming the Borrower as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Lender as the secured party and (b) Permitted Liens.

ARTICLE IV
COVENANTS

          From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, the Borrower agrees that:

          4.1.     General.

                     (a) Collateral Records. The Borrower will maintain complete and accurate books and records with respect to the Collateral owned by it, and furnish to the Lender such reports relating to such Collateral as the Lender shall from time to time reasonably request.

                     (b) Authorization to File Financing Statements; Ratification. The Borrower hereby authorizes the Lender to file, and if requested will deliver to the Lender, all financing statements and other documents and take such other actions as may from time to time be requested by the Lender in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral owned by the Borrower. Any financing statement filed by the Lender may be filed in any filing office in any UCC jurisdiction and may (i) indicate the Borrower’s Collateral by any description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower also agrees to furnish any such information to the Lender promptly upon request. The Borrower also ratifies its authorization for the Lender to have filed in Michigan any initial financing statements or amendments thereto if filed prior to the date hereof.

                     (c) Further Assurances. The Borrower shall take such further actions, including the execution and delivery of additional security agreements and collateral assignments, as may be reasonably requested by the Lender from time to time to more fully evidence and perfect the Lender’s interest in the Collateral. The Borrower will, if so requested by the Lender, furnish to the Lender, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Lender may reasonably request, all in such detail as the Lender may specify. The Borrower also agrees to take any and all actions reasonably necessary to defend title to the Collateral owned by it against all persons and to defend the security interest of the Lender in its Collateral and the priority thereof against any Lien not expressly permitted hereunder.

                     (d) Disposition of Collateral. The Borrower will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions specifically permitted pursuant to the Loan Documents.

                     (e) Liens. The Borrower will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Security Agreement and (ii) other Permitted Liens.

                     (f) Other Financing Statements. The Borrower will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except as permitted by Section 4.1(e). The Borrower acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Lender, subject to the Borrower’s rights under Section 9-509(4)(b) of the UCC.

                     (g) Locations, Names, Etc. The Borrower shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in this Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Lender shall have received at least fifteen days prior written notice of such change and the Lender shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Lender’s security interest in the Collateral, or (2) any reasonable action requested by the Lender in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Lender in any Collateral), provided that, any new location shall be in the continental U.S.

                     (h) Compliance with Terms. The Borrower will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.

          4.2.     Receivables.

                     (a) Certain Agreements on Receivables. The Borrower will not make or agree to make any material discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of a Default, the Borrower may reduce the amount of Accounts arising from the sale of Inventory in accordance with its present policies and in the ordinary course of business, including without limitation any such reductions in accordance with industry practice, including and not limited to trade and cash discounts, charge-backs, vendor and state medicaid rebates, returned goods and other industry acceptable deductions.

                     (b) Collection of Receivables. Except as otherwise provided in this Security Agreement, the Borrower will collect and enforce, at the Borrower’s sole expense, all amounts due or hereafter due to the Borrower under the Receivables owned by it, and will at all times (whether or not a Default then exists) promptly cause all proceeds of Receivables to be deposited into a Control Account or an existing bank or other deposit account with the Lender.

                     (c) Delivery of Invoices. The Borrower will deliver to the Lender within two Business Days of its request after the occurrence and during the continuation of a Default duplicate invoices with respect to each Account owned by it bearing such language of assignment as the Lender shall specify.

                     (d) Disclosure of Counterclaims on Receivables. If any material (i) discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on any Receivable not in the ordinary course owned by the Borrower exists or (ii) if, to the knowledge of the Borrower, any material dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any such Receivable, the Borrower will promptly disclose such fact to the Lender in writing.

          4.3.     Inventory.

                     (a) Maintenance of Goods. The Borrower will do all things necessary to maintain, preserve, protect and keep its Inventory in good repair and working and saleable condition.

                     (b) Insurance. The Borrower will (i) maintain fire and extended coverage insurance on the Inventory containing a lender’s loss payable clause in favor of the Lender and providing that said insurance will not be terminated except after at least 30 days’ written notice from the insurance company to the Lender, (ii) maintain such other insurance on the Collateral for the benefit of the Lender as may be required by law or as the Lender shall from time to time request, (iii) furnish to the Lender upon the request of the Lender from time to time the originals of all policies of insurance on the Collateral and certificates with respect to such insurance and (iv) maintain general liability insurance. All insurance policies required hereunder shall name the Lender as an additional insured or as lender loss payee, as applicable, and shall contain lender loss payable clauses or mortgagee clauses in form and substance satisfactory to the Lender.

          4.4     Federal, State or Municipal Claims. The Borrower will promptly notify the Lender of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

          4.5.     Deposit Accounts. The Borrower will (a) give prompt written notice to the Lender of the opening or existence of any Deposit Account not disclosed on Exhibit B hereto, and (b) upon the Lender’s request, after the occurrence and during the continuance of a Default, take all commercially reasonable actions to cause each bank or other financial institution in which it maintains (i) any Deposit Account (other than accounts used exclusively for payroll (“Payroll Accounts”)) to enter into a Control Agreement with the Lender with respect such Deposit Account or (ii) other deposits (whether general or special, time or demand, provisional or final, but excluding Payroll Accounts) to be notified of the security interest granted to the Lender hereunder and to acknowledge such notification in writing.

          4.6.     No Interference. The Borrower agrees that it will not interfere with any right, power and remedy of the Lender provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies.

          4.7.     Collateral Access Agreements. The Borrower shall use commercially reasonable efforts to obtain a Collateral Access Agreement from the lessor of each leased property, bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located. The Borrower shall timely and fully pay and perform its material obligations under all leases and other agreements with respect to each leased location or third party warehouse where any Collateral is or may be located.

ARTICLE V
DEFAULTS AND REMEDIES

          5.1.     Defaults. The occurrence of any one or more of the following events shall constitute a Default hereunder:

                     (a) The failure to pay when due (whether at stated maturity, by acceleration or otherwise) any of the Secured Obligations.

                     (b) The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement.

          5.2.     Remedies.

                     (a) Upon the occurrence and during the continuance of a Default, the Lender may exercise any right or remedy available to it under applicable law, including, without limitation, the following rights and remedies:

(i) those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Collateral Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Lender prior to a Default;

(ii) those rights and remedies available to a secured party under the UCC or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii) give notice of sole control or any other instruction permitted under any Control Agreement with respect to any Deposit Account or under any other control agreement with respect to any other Collateral and take any action therein with respect to such Collateral; and

(iv) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to the Borrower or any other Person, enter the premises of the Borrower where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at the Borrower’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Lender may deem commercially reasonable.

                     (b) The Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

                     (c) The Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Lender, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Borrower hereby expressly releases.

                     (d) Until the Lender is able to effect a sale, lease, or other disposition of Collateral, the Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Lender. The Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Lender’s remedies, with respect to such appointment without prior notice or hearing as to such appointment.

                    (e) Notwithstanding the foregoing, the Lender shall not be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Borrower, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured

Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

          5.3.     Borrower’s Obligations Upon Default. Upon the request of the Lender after the occurrence and during the continuance of a Default, the Borrower will:

                     (a) assemble and make available to the Lender the Collateral and all books and records relating thereto at any place or places specified by the Lender, whether at a Borrower’s premises or elsewhere;

                     (b) permit the Lender, by the Lender’s representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral; and

                    (c) at its own expense, cause the independent certified public accountants then engaged by the Borrower to prepare and deliver to the Lender, at any time and from time to time, promptly upon the Lender’s request, the following reports with respect to the applicable Borrower: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

ARTICLE VI
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

          6.1.     Account Verification. The Lender may at any time, following and during the continuance of a Default, in the Lender’s own name, in the name of a nominee of the Lender, or in the name of the Borrower communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of any the Borrower, parties to contracts with any the Borrower and obligors in respect of Instruments of any the Borrower to verify with such Persons, to the Lender’s satisfaction, the existence, amount, terms of, and any other matter relating to the Receivables.

          6.2.     Authorization for Lender to Take Certain Action.

                     (a) The Borrower irrevocably authorizes the Lender, in the reasonable discretion of the Lender and appoints the Lender as its attorney in fact (i) to endorse and collect any cash proceeds of the Collateral, (ii) to apply the proceeds of any Collateral received by the Lender to the Secured Obligations as provided in Section 7.3, (iii) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (iv) to contact Account Debtors for any reason, (v) to demand payment or enforce payment of the Receivables in the name of the Lender or the Borrower and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (vi) to sign the Borrower’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Borrower, assignments and verifications of Receivables, (vii) to exercise all of the Borrower’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (viii) to settle, adjust, compromise, extend or renew the Receivables, (ix) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (x) to prepare, file and sign the Borrower’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of the Borrower, (xi) to prepare, file and sign the Borrower’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xii) to change the address for delivery of mail addressed to the Borrower to such address as the Lender may designate and to receive, open and dispose of all mail addressed to the Borrower, and (xiii) to do all other acts and things necessary to carry out this Security Agreement; and the Borrower agrees to reimburse the Lender on demand for any payment made or any expense incurred by the Lender in connection with any of the foregoing; provided that, this authorization shall not relieve the Borrower of any of its obligations under this Security Agreement or under any other Collateral Document.

                     (b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Lender under this Section 6.2 are solely to protect the Lender’s interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender agrees that, except for the powers granted in Section 6.2(a)(iii), (iv) and (xiii), it shall not exercise any power or authority granted to it unless a Default has occurred and is continuing.

ARTICLE VII
COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS; DEPOSIT
ACCOUNTS

          7.1.     Lockboxes. Upon request of the Lender after the occurrence and during the continuance of a Default, the Borrower shall execute and deliver to the Lender irrevocable lockbox agreements in the form provided by or otherwise acceptable to the Lender, which agreements shall be accompanied by an acknowledgment by the bank where the lockbox is located of the Lien of the Lender granted hereunder and of irrevocable instructions to wire all amounts collected therein to a special collateral account at the Lender.

          7.2.     Collection of Receivables. The Lender may at any time after the occurrence and during the continuance of a Default, by giving the Borrower written notice, elect to require that the Receivables be paid directly to the Lender. In such event, the Borrower shall, and shall permit the Lender to, promptly notify the account debtors or obligors under the Receivables of the Lender’s interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under the Receivables directly to the Lender. Upon receipt of any such notice from the Lender, the Borrower shall thereafter hold in trust for the Lender all amounts and proceeds received by it with respect to the Receivables and other Collateral and immediately and at all times thereafter deliver to the Lender all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements. The Lender shall hold and apply funds so received as provided by the terms of Sections 7.3 and 7.4.

          7.3.     Special Collateral Account. The Lender may at any time after the occurrence and during the continuance of a Default require all cash proceeds of the Collateral to be deposited in a special non-interest bearing cash collateral account with the Lender and held there as security for the Secured Obligations. The Borrower shall have no control whatsoever over said cash collateral account. If no Default has occurred and is continuing, the Lender shall, within one business Day of receipt thereof, deposit the collected balances in said cash collateral account into the Borrower’s general operating account with the Lender. If any Default has occurred and is continuing, the Lender may, from time to time, apply the collected balances in said cash collateral account to the payment of the Secured Obligations whether or not the Secured Obligations shall then be due.

          7.4.     Application of Proceeds. The proceeds of the Collateral to be applied to payment of the Secured Obligations pursuant to Section 7.3 shall be applied by the Lender to payment of the Secured Obligations in the order determined by the Lender.

ARTICLE VIII
GENERAL PROVISIONS

          8.1.     Waivers. The Borrower hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Borrower, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, the Borrower waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Lender as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, the Borrower absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Lender, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, the Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          8.2.     Limitation on Lender’s Duty with Respect to the Collateral. The Lender shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Lender shall use reasonable care with respect to the Collateral in its possession or under its control. The Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Borrower acknowledges and agrees that it is commercially reasonable for the Lender (i) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Borrower, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent reasonably deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Borrower acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Lender would be commercially reasonable in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to the Borrower or to impose any duties on the Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

          8.3.     Compromises and Collection of Collateral. The Borrower and the Lender recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, the Borrower agrees that the Lender may at any time and from time to time, if a Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Lender in its sole discretion shall reasonably determine or abandon any Receivable, and any such action by the Lender shall be commercially reasonable so long as the Lender acts in good faith based on information known to it at the time it takes any such action.

          8.4.     Lender Performance of Debtor Obligations. Without having any obligation to do so, the Lender may perform or pay any obligation which the Borrower has agreed to perform or pay in this Security Agreement and the Borrower shall reimburse the Lender for any amounts paid by the Lender pursuant to this Section 8.4. The Borrower’s obligation to reimburse the Lender pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

          8.5.     Specific Performance of Certain Covenants. The Borrower acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 5.3, or 8.7 or in Article VII will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Lender to seek and obtain specific performance of other obligations of the Borrower contained in this Security Agreement, that the covenants of the Borrower contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Borrower.

          8.6.     Use and Possession of Certain Premises. Upon the occurrence and during the continuance of a Default, the Lender shall be entitled to occupy and use any premises owned or leased by the Borrower where any of the Collateral or any records relating to the Collateral are located until the Secured Obligations are paid or the Collateral is removed therefrom, whichever first occurs, without any obligation to pay the Borrower for such use and occupancy.

          8.7.     Dispositions Not Authorized. No Borrower is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between the Borrower and the Lender or other conduct of the Lender, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Lender unless such authorization is in writing signed by the Lender.

          8.8.     No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Lender and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Lender until the Secured Obligations have been paid in full.

          8.9.     Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

          8.10.   Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Borrower for liquidation or reorganization, should the Borrower become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Borrower’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          8.11.   Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and its respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Borrower shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Lender. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Lender, for the benefit of the Lender, hereunder.

          8.12.   Survival of Representations. All representations and warranties of the Borrower contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

          8.13.   Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Borrower, together with interest and penalties, if any. The Borrower shall reimburse the Lender for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Lender) paid or incurred by the Lender in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Borrower in the performance of actions required pursuant to the terms hereof shall be borne solely by the Borrower.

          8.14.   Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

          8.15.   Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full (or with respect to any outstanding letters of credit that are part of the Secured Obligations, a cash deposit or supporting letter of credit acceptable to the Lender has been delivered to the Lender) and no commitments of the Lender which would give rise to any Secured Obligations are outstanding. Upon the satisfaction in full of the conditions for termination of this Security Agreement set forth above (i) this Security Agreement and the security interest and Lien created hereby shall terminate and all rights to the Collateral shall revert to the Borrower and (ii) the Lender will, upon the Borrower’s request and at the Borrower’s expense, (A) return to the Borrower such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Borrower, without recourse, representation or warranty, such documents as the Borrower shall reasonably request to evidence such termination.

          8.16.   Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Borrower and the Lender relating to the Collateral and supersedes all prior agreements and understandings between the Borrower and the Lender relating to the Collateral.

          8.17.   CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF MICHIGAN, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          8.18.   CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR MICHIGAN STATE COURT IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL

CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN MICHIGAN.

          8.19.   WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

          8.20.   Indemnity. The Borrower hereby agrees to indemnify the Lender and its successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender is a party thereto) imposed on, incurred by or asserted against the Lender, or its successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Lender or the Borrower) except, claims, losses, damages, liabilities or expenses of any kind and nature whatsoever resulting solely and directly from the gross negligence or willful misconduct the Lender as determined by a final judgment of a court of competent jurisdiction.

          8.21.   Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.

ARTICLE IX
NOTICES

          9.1.     Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, telecopier, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when transmitted and confirmation of transmission received, if by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by telecopier (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Borrower at the notice address set forth on Exhibit A, and to the Lender at the address set forth next to its signature below or as otherwise designated in writing by the Lender to the Borrower.

          9.2.     Change in Address for Notices. Each of the Borrower and the Lender may change the address for service of notice upon it by a notice in writing to the other parties.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Security Agreement as of the date first above written.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A.

By:

Name:

Title: